Exhibit 10.6

                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS, that The Sherwin-Williams Company, an Ohio corporation ("Seller"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign, transfer, and delivery unto Novex Systems International, Inc., a New York corporation ("Purchaser"), pursuant to the Amended and Restated Purchase Agreement dated as of August 13, 1999, between Seller and Purchaser ("Agreement"), all right, title and interest of Seller in and to the Assets (as described in the Agreement).

         All capitalized terms used in this Bill of Sale shall have the same meaning as in the Agreement.

         It is the intention of this instrument to convey and transfer to purchaser all of Seller's right, title and interest in and to the Assets. Excluded from this Bill of Sale are the Excluded Assets.

         TO HAVE AND TO HOLD the Assets unto Purchaser, its successors and assigns, to and for its own use and benefit forever.

         The execution and delivery of this Bill of Sale, pursuant to the provisions of the Agreement and in order to effect such sale and delivery, have been duly authorized in all respects as required by law.

         IN WITNESS WHEREOF, Seller has caused this instrument to be executed this 13th day of August, 1999.

WITNESSES:                      THE SHERWIN-WILLIAMS COMPANY

   /SS/ LAURA HOLZEK            BY:     /SS/ CONWAY G. IVY

   /SS/ RACHEL COWAN            TITLE:   VICE PRESIDENT CORP. PLANNING & DEV.

                                           ACKNOWLEDGMENT

State of Ohio              )
                           ) SS:
County of Cuyahoga         )

         On this 13th day of August,  1999, before me personally appeared Conway
G. Ivy, to me known to be the Vice President of The Sherwin-Williams Company, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

(SEAL)

                                     /SS/ ELIZABETH ROSE

                                     Notary Public in and for the State of Ohio
                                     ELIZABETH ROSE
                                     Notary Public, State of Ohio, Cuy. Cty.
                                     My Commission Expires Dec. 14, 2003